UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3011	36-2443580
(Commission File Number)	(I.R.S. Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 11, 2017, The Valspar Corporation (“Valspar”) and The Sherwin-Williams Company (“Sherwin-Williams”) entered into an asset purchase agreement (the “APA”) with Axalta Coating Systems Ltd. (“Axalta”), pursuant to which Axalta has agreed to acquire, subject to the terms and conditions of the APA, the assets and liabilities related to Valspar’s North American Industrial Wood Products business for a purchase price of approximately $420 million in cash, subject to certain adjustments. The divestiture of the North American Industrial Wood Products business pursuant to the APA is in connection with the reviews by the Federal Trade Commission and the Canadian Competition Bureau of the proposed acquisition of Valspar by Sherwin-Williams.

On April 12, 2017, Valspar and Sherwin-Williams issued a joint press release announcing their entry into the APA, which joint press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Information included in this Current Report (including information included or incorporated by reference in this Current Report) that look forward in time or that express beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. For a discussion of additional factors impacting Valspar’s business, see Valspar’s Annual Report on Form 10-K for the year ended October 28, 2016, as filed with the Securities and Exchange Commission (the “SEC”) and Valspar’s subsequent filings with the SEC. For a discussion of additional factors impacting Sherwin-Williams’ business, see Sherwin-Williams’ filings with the SEC. None of Valspar, Sherwin-Williams or Axalta undertakes to update or revise any forward-looking statements, based on new information or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VALSPAR CORPORATION

/s/ Rolf Engh

Name:	Rolf Engh
Title:	Executive Vice President, General Counsel and Secretary

Dated: April 12, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 12, 2017